Exhibit 32


                              CERTIFICATION OF THE
           PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            I, Eric Johnson, the Chief Executive Officer of Aegis Assessments, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Aegis Assessments, Inc. on Form 10-KSB for the fiscal year ended July 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Aegis Assessments, Inc.

         Date: November 14, 2005          /s/ Eric Johnson
                                          -----------------------------
                                          Eric Johnson
                                          Chief Executive Officer

            I, David Smith, the Chief Financial Officer of Aegis Assessments, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Aegis Assessments, Inc. on Form 10-KSB for the fiscal year ended July 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Aegis Assessments, Inc.

         Date: November 14, 2005          /s/ David Smith
                                          -----------------------------
                                          David Smith
                                          Chief Financial Officer